UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2017 (July 27, 2017)

Pensare Acquisition Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-38167 (Commission File Number)	81-2402421 (I.R.S. Employer Identification Number)
1720 Peachtree Street, Suite 629 Atlanta, GA (Address of principal executive offices)	30309 (Zip code)
(404) 234-3098 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02.  Unregistered Sales of Equity Securities.

On August 1, 2017, simultaneously with the consummation of the initial public offering (the “IPO”) of units (“Units”) of Pensare Acquisition Corporation (the “Company”), the Company consummated the private placement (the “Private Placement”) of an aggregate of 9,500,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating total proceeds of $9,500,000. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act of 1933 (as amended, the “Securities Act”). In the Private Placement, Pensare Sponsor Group, LLC, (the “Sponsor”) purchase 6,150,000 Private Placement Warrants, MasTec, Inc. (“MasTec”) purchased 2,000,000 Private Placement Warrants and EarlyBirdCapital, Inc. (“EarlyBirdCapital”) purchased 1,350,000 Private Placement Warrants. The private placement warrants are substantially similar to the warrants underlying the Units, except that if held by the original holder or their permitted assigns, they (i) may be exercised on a cashless basis, (ii) are not subject to redemption and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days after the completion of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the initial purchaser or its permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the warrants included in the Units sold in the IPO.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of 5:00 p.m., Eastern time, on July 27, 2017, the following individuals were appointed to the board of directors of the Company: Lawrence E. Mock, Jr., Jose Mas, U. Bertram Ellis, Jr., Suzanne Shank, Karl Krapek, Dennis Lockhart and Dr. Klaas Baks. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement (as defined in Item 8.01 below) and is incorporated by reference herein.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On July 27, 2017, the Company filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with Secretary of State of the State of Delaware, which was effective the same day. Among other things, the Certificate of Incorporation authorizes the issuance of up to 100,000,000 shares of Common Stock, par value $0.001 per share, and up to 1,000,000 shares of preferred stock, par value $0.001 per share. The terms of the Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibits 3.1 hereto and is incorporated by reference herein.

Also effective July 27, 2017, the Company adopted amended and restated bylaws (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws include, among others, provisions relating to matters governing stockholder meetings and the operation of the board. The Amended and Restated Bylaws also prescribe advance notice procedures for stockholders’ nominations of directors and stockholders’ proposals for consideration at meetings of stockholders. The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which are attached as Exhibit 3.2 hereto and are incorporated by reference herein.

Item 8.01. Other Events.

On August 1, 2017, the Company completed its IPO of 27,000,000 Units. Each Unit consists of one share of common stock, par value $0.001 per share (“Common Stock”), one right (“Right”) and one-half of one warrant (“Public Warrant”). Each Right entitles the holder thereof to receive one-tenth of one share of Common Stock (for no additional consideration) upon the consummation of the initial business combination. Each whole Public Warrant entitles the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share. The Company completed its IPO pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-219162) (the “Initial Registration Statement”) and the Company’s registration statement on Form S-1 filed pursuant to Rule 462(b) under the Securities Act (File No. 333-219518) (the “462(b) Registration Statement” and,together with the Initial Registration Statement, the “Registration Statement”). The Registration Statement was declared effective by the U.S. Securities and Exchange Commission on April 27, 2017.

In connection with the effectiveness of the Registration Statement and the closing of the IPO, the Company entered into the following agreements:

•	An Underwriting Agreement, dated July 27, 2017, by and between the Company and EarlyBirdCapital, as representative of the several underwriters;
•	An Investment Management Trust Agreement, dated July 27, 2017, between the Company and Continental Stock Transfer & Trust Company (“Continental”);
•	A Warrant Agreement, dated July 27, 2017, between the Company and Continental;
•	A Right Agreement, dated July 27, 2017, between the Company and Continental;
•	A Stock Escrow Agreement, dated July 27, 2017, between the Company, the Sponsor, Continental, MasTec and the initial stockholders party thereto;
•	A Registration Rights Agreement, dated July 27, 2017, between the Company, the Sponsor, MasTec, EarlyBirdCapital and the initial stockholders party thereto;
•	Letter Agreements by and between the Company and its officers and directors;
•	A Letter Agreement by and between the Company and the Sponsor;
•	A Letter Agreement by and between the Company and MasTec;
•	An Administrative Services Agreement, dated July 27, 2017, between the Company and the Sponsor;
•	A Business Combination Marketing Agreement, dated July 27, 2017, between the Company and EarlyBirdCapital, Inc.; and
•	Unit Purchase Options between the Company and EarlyBirdCapital, Inc. and certain of its designees.

A total of $270,000,000 of the net proceeds from the IPO and the Private Placement were placed in a Trust Account established for the benefit of the Company’s public stockholders at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account not be released until the earlier of the completion of an initial business combination and our redemption of 100% of the outstanding public shares if we have not completed a business combination in the required time period.

On August 1, 2017, the underwriters of the IPO exercised in full their option to purchase an additional 4,050,000 Units to cover over-allotments. After giving effect to the full exercise of the over-allotment option, the total number of Units sold by the Company in the IPO increased to 31,050,000 and the total gross proceeds increased to $310,500,000. The exercise of the over-allotment option is expected to close on August 4, 2017, subject to customary closing conditions.

In connection with the IPO, the Company issued press releases announcing the pricing and closing of the IPO, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 27, 2017 by and between the Registrant and EarlyBirdCapital, Inc.
3.1	Amended and Restated Certificate of Incorporation of the Registrant

3.2	Amended and Restated Bylaws of the Registrant
4.1	Warrant Agreement, dated July 27, 2017 by and between the Registrant and Continental Stock Transfer & Trust Co.
10.1(a)	Letter Agreement, dated July 27, 2017 by and among the Registrant, Pensare Sponsor Group, LLC and EarlyBirdCapital, Inc.
10.1(b)	Letter Agreement, dated July 27, 2017 by and among the Registrant, MasTec, Inc. and EarlyBirdCapital, Inc.
10.1(c)	Letter Agreement, dated July 27, 2017 by and among the Registrant, Dr. Klaas Baks and EarlyBirdCapital, Inc.
10.1(d)	Letter Agreement, dated July 27, 2017 by and among the Registrant, U. Bertram Ellis, Jr. and EarlyBirdCapital, Inc.
10.1(e)	Letter Agreement, dated July 27, 2017 by and among the Registrant, John Foley and EarlyBirdCapital, Inc.
10.1(f)	Letter Agreement, dated July 27, 2017 by and among the Registrant, Karl Krapek and EarlyBirdCapital, Inc.
10.1(g)	Letter Agreement, dated July 27, 2017 by and among the Registrant, Dennis Lockhart and EarlyBirdCapital, Inc.
10.1(h)	Letter Agreement, dated July 27, 2017 by and among the Registrant, Jose Mas and EarlyBirdCapital, Inc.
10.1(i)	Letter Agreement, dated July 27, 2017 by and among the Registrant, Darrell J. Mays and EarlyBirdCapital, Inc.
10.1(j)	Letter Agreement, dated July 27, 2017 by and among the Registrant, Lawrence E. Mock, Jr. and EarlyBirdCapital, Inc.
10.1(k)	Letter Agreement, dated July 27, 2017 by and among the Registrant, Suzanne Shank and EarlyBirdCapital, Inc.
10.1(l)	Letter Agreement, dated July 27, 2017 by and among the Registrant, Rayford Wilkins and EarlyBirdCapital, Inc.
10.1(m)	Letter Agreement, dated July 27, 2017 by and among the Registrant, Dr. Robert Willis and EarlyBirdCapital, Inc.
10.2	Investment Management Trust Agreement, dated July 27, 2017 by and between the Registrant and Continental Stock Transfer & Trust Co.
10.3	Stock Escrow Agreement, dated July 27, 2017 by and among the Registrant, Continental Stock Transfer & Trust Company, Pensare Sponsor Group, LLC and the Initial Stockholders
10.4	Registration Rights Agreement, dated July 27, 2017 by and between the Registrant and the Initial Stockholders
10.5(a)	Warrant Purchase Agreement, dated July 27, 2017 by and between the Registrant and MasTec, Inc.
10.5(b)	Warrant Purchase Agreement, dated July 27, 2017 by and between the Registrant and Pensare Sponsor Group, LLC
10.5(c)	Warrant Purchase Agreement, dated July 27, 2017 by and between the Registrant and EarlyBirdCapital, Inc.
10.6	Administrative Services Agreement, dated July 27, 2017 by and between the Registrant and Pensare Sponsor Group, LLC
10.7	Right Agreement, dated July 27, 2017 by and between the Registrant, Continental Stock Transfer & Trust Company
10.8	Letter Agreement, dated July 27, 2017 by and between the Registrant and EarlyBirdCapital, Inc.
10.9	Form of Unit Purchase Option
99.1	Press release, dated July 27, 2017
99.2	Press release, dated August 2, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PENSARE ACQUISITION CORP.
By: /s/ Darrell J. Mays
Name: Darrell J. Mays Title: Chief Executive Officer

Date: August 2, 2017

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 27, 2017 by and between the Registrant and EarlyBirdCapital, Inc.
3.1	Amended and Restated Certificate of Incorporation of the Registrant
3.2	Amended and Restated Bylaws of the Registrant
4.1	Warrant Agreement, dated July 27, 2017 by and between the Registrant and Continental Stock Transfer & Trust Co.
10.1(a)	Letter Agreement, dated July 27, 2017 by and among the Registrant, Pensare Sponsor Group, LLC and EarlyBirdCapital, Inc.
10.1(b)	Letter Agreement, dated July 27, 2017 by and among the Registrant, MasTec, Inc. and EarlyBirdCapital, Inc.
10.1(c)	Letter Agreement, dated July 27, 2017 by and among the Registrant, Dr. Klaas Baks and EarlyBirdCapital, Inc.
10.1(d)	Letter Agreement, dated July 27, 2017 by and among the Registrant, U. Bertram Ellis, Jr. and EarlyBirdCapital, Inc.
10.1(e)	Letter Agreement, dated July 27, 2017 by and among the Registrant, John Foley and EarlyBirdCapital, Inc.
10.1(f)	Letter Agreement, dated July 27, 2017 by and among the Registrant, Karl Krapek and EarlyBirdCapital, Inc.
10.1(g)	Letter Agreement, dated July 27, 2017 by and among the Registrant, Dennis Lockhart and EarlyBirdCapital, Inc.
10.1(h)	Letter Agreement, dated July 27, 2017 by and among the Registrant, Jose Mas and EarlyBirdCapital, Inc.
10.1(i)	Letter Agreement, dated July 27, 2017 by and among the Registrant, Darrell J. Mays and EarlyBirdCapital, Inc.
10.1(j)	Letter Agreement, dated July 27, 2017 by and among the Registrant, Lawrence E. Mock, Jr. and EarlyBirdCapital, Inc.
10.1(k)	Letter Agreement, dated July 27, 2017 by and among the Registrant, Suzanne Shank and EarlyBirdCapital, Inc.
10.1(l)	Letter Agreement, dated July 27, 2017 by and among the Registrant, Rayford Wilkins and EarlyBirdCapital, Inc.
10.1(m)	Letter Agreement, dated July 27, 2017 by and among the Registrant, Dr. Robert Willis and EarlyBirdCapital, Inc.
10.2	Investment Management Trust Agreement, dated July 27, 2017 by and between the Registrant and Continental Stock Transfer & Trust Co.

10.3	Stock Escrow Agreement, dated July 27, 2017 by and among the Registrant, Continental Stock Transfer & Trust Company, Pensare Sponsor Group, LLC and the Initial Stockholders
10.4	Registration Rights Agreement, dated July 27, 2017 by and between the Registrant and the Initial Stockholders
10.5(a)	Warrant Purchase Agreement, dated July 27, 2017 by and between the Registrant and MasTec, Inc.
10.5(b)	Warrant Purchase Agreement, dated July 27, 2017 by and between the Registrant and Pensare Sponsor Group, LLC
10.5(c)	Warrant Purchase Agreement, dated July 27, 2017 by and between the Registrant and EarlyBirdCapital, Inc.
10.6	Administrative Services Agreement, dated July 27, 2017 by and between the Registrant and Pensare Sponsor Group, LLC
10.7	Right Agreement, dated July 27, 2017 by and between the Registrant, Continental Stock Transfer & Trust Company
10.8	Letter Agreement, dated July 27, 2017 by and between the Registrant and EarlyBirdCapital, Inc.
10.9	Form of Unit Purchase Option
99.1	Press release, dated July 27, 2017
99.2	Press release, dated August 2, 2017